                                                                 LEASE AGREEMENT


                      EXHIBIT A TO PARTICIPATION AGREEMENT


                             FORM OF LEASE AGREEMENT


                            dated as of May 28, 1999


                                     between

                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                         not in its individual capacity,
                       except as expressly stated herein,
                        but solely as Trustee, as Lessor,

                                       and


                           STRATOSPHERE GAMING CORP.,
                                   as Lessee.

ALL RIGHT, TITLE AND INTEREST OF LESSOR UNDER THIS LEASE AGREEMENT AND THE PROPERTY RIGHTS SUBJECT HERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A LIEN AND SECURITY INTEREST IN FAVOR OF, HELLER FINANCIAL LEASING, INC. AS AGENT ("AGENT"), UNDER THE SECURITY AGREEMENT AND ASSIGNMENT OF LEASE, DATED AS OF MAY 7, 1999, FOR THE BENEFIT OF AGENT AND THE LENDERS REFERRED TO IN SUCH SECURITY AGREEMENT AND ASSIGNMENT OF LEASE. THIS LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL EXECUTED "LESSOR'S COPY," WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY AGENT ON OR FOLLOWING THE SIGNATURE PAGE(S) THEREOF.

                     [LESSOR'S COPY] [LESSEE'S COPY] [COPY]

                                                                 LEASE AGREEMENT
                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----

ARTICLE I              DEFINITIONS; LESSEE LIABILITY......................................1

ARTICLE II             LEASE OF EQUIPMENT; LEASE TERM.....................................1

         SECTION 2.1.  Acceptance and Lease of Equipment..................................1
         SECTION 2.2.  Acceptance Procedure...............................................1
         SECTION 2.3.  Lease Term.........................................................1

ARTICLE III  RENT; QUIET ENJOYMENT; NET LEASE; SUBLEASING.................................1

         SECTION 3.1.  Periodic Rent......................................................1
         SECTION 3.2.  Supplemental Rent..................................................1
         SECTION 3.3.  Place and Manner of Payment........................................2
         SECTION 3.4.  Late Payment.......................................................2
         SECTION 3.5.  Quiet Enjoyment....................................................2
         SECTION 3.6.  Net Lease; No Setoff, etc..........................................2
         SECTION 3.7.  No Bar  3
         SECTION 3.8.  Intent of the Parties..............................................3

ARTICLE IV  POSSESSION AND SUBLEASING.....................................................4

ARTICLE V  LEASE TERMINATION..............................................................4

         SECTION 5.1.  Early Termination..................................................4
         SECTION 5.2.  Termination and Transfer...........................................5

ARTICLE VI  DISCLAIMER AND ASSIGNMENT OF WARRANTIES.......................................5

         SECTION 6.1.  Disclaimer of Warranties...........................................5
         SECTION 6.2.  Assignment of Warranties...........................................6

ARTICLE VII  MAINTENANCE AND REPAIR; ALTERATIONS AND ADDITIONS............................6

         SECTION 7.1.  Maintenance and Repair; Compliance with Law........................6
         SECTION 7.2.  Alterations........................................................6
         SECTION 7.3.  Replacement and Substitution.......................................7
         SECTION 7.4.  Removal 7
         SECTION 7.5.  Maintenance and Repair Reports.....................................7

ARTICLE VIII  USE.........................................................................7

         SECTION 8.1.  Use................................................................7

ARTICLE IX  CASUALTY; REPLACEMENT; INSURANCE..............................................8

         SECTION 9.1.  Casualty...........................................................8
         SECTION 9.2.  Non-Casualty Losses................................................9
         SECTION 9.3.  Required Coverage..................................................9
         SECTION 9.4.  Delivery of Insurance Certificates................................10

ARTICLE X  LEASE EVENTS OF DEFAULT.......................................................11

         SECTION 10.1.  Lease Events of Default..........................................11
         SECTION 10.2.  Remedies.........................................................12
         SECTION 10.3.  Waiver of Certain Rights.........................................13
         SECTION 10.4.  Power of Attorney................................................13


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                                                                 LEASE AGREEMENT


                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----

         SECTION 10.5.  Remedies Cumulative: No Waiver; Consents.........................13

ARTICLE XI   [not used]..................................................................14

ARTICLE XII  ASSIGNMENTS.................................................................14

ARTICLE XIII  GRANT OF SECURITY INTEREST.................................................14

         SECTION 13.1.  Grant of Security Interest.......................................14
         SECTION 13.2.  Retention of Title or Proceeds in the Case of Default............14

ARTICLE XIV  MISCELLANEOUS...............................................................15

         SECTION 14.1.  Governing Law....................................................15
         SECTION 14.2.  Notices..........................................................15
         SECTION 14.3.  Counterpart......................................................15
         SECTION 14.4.  Severability.....................................................15
         SECTION 14.5.  Successors and Assigns...........................................15
         SECTION 14.6.  Parties in Interest..............................................15
         SECTION 14.7.  Limitation of Liability..........................................15
         SECTION 14.8.  Captions; Table of Contents......................................16
         SECTION 14.9.  Schedules and Exhibits...........................................16

                                                                 LEASE AGREEMENT

                                      LEASE

         This LEASE AGREEMENT (as amended, supplemented, or otherwise modified from time to time, this "Lease"), dated as of May 28, 1999, is between FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity, except as expressly stated herein, but solely as Trustee under the Trust Agreement, as Lessor ("Lessor"), and STRATOSPHERE GAMING CORP., a Nevada corporation, as Lessee ("Lessee").
         In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows.
                                    ARTICLE I

                          DEFINITIONS; LESSEE LIABILITY

         For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement, dated as of May 28, 1999 (as amended, supplemented, or otherwise modified from time to time, the "Participation Agreement"), among Stratosphere Corporation, a Delaware corporation; Lessee; Lessor; Lenders; and Agent. All obligations imposed on Lessee in this Lease shall be the full recourse liabilities of Lessee.
                                   ARTICLE II

                         LEASE OF EQUIPMENT; LEASE TERM
         SECTION 2.1. Acceptance and Lease of Equipment. On the Advance Date, Lessor, subject to the satisfaction or waiver of the applicable conditions set forth in Article III of the Participation Agreement, shall lease to Lessee hereunder, and Lessee shall lease from Lessor hereunder, the Equipment for the Lease Term.
         SECTION 2.2. Acceptance Procedure. Lessee and Lessor each hereby agrees that the execution and delivery by Lessee on the Advance Date of a Certificate of Acceptance pursuant to Section 3.1(1) of the Participation Agreement (appropriately completed) shall, without further act, irrevocably constitute acceptance by Lessee on behalf of itself and Lessor of the Equipment which is the subject thereof for all purposes of this Lease and the other Operative Documents.
         SECTION 2.3. Lease Term. The term of this Lease (the "Lease Term") shall commence on the Lease Commencement Date and shall expire on the third anniversary thereof.
                                  ARTICLE III

                  RENT; QUIET ENJOYMENT; NET LEASE; SUBLEASING

         SECTION 3.1. Periodic Rent. During the Lease Term, Lessee shall pay to Lessor Periodic Rent on each Payment Date in the amount determined in accordance with the definition of "Periodic Rent".
         SECTION 3.2. Supplemental Rent. During the Lease Term, Lessee shall pay to Lessor, or to whomever shall be entitled to payment thereof as expressly provided herein or in any other Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, so to pay any such other Person) any and all Supplemental Rent promptly as the same shall become due and

                                                                 LEASE AGREEMENT

payable, and, in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Periodic Rent. Lessee hereby reaffirms its obligation to pay as Supplemental Rent (i) an amount equal to Additional Costs as the same become due and payable,
(ii) all amounts determined to be due and payable pursuant to Section 5.1 of the Trust Agreement in accordance with its terms and (iii) any Premium that becomes due and payable pursuant to Section 2.4(d) of the Loan Agreement.
         SECTION 3.3. Place and Manner of Payment. Rent and all other sums due to Lessor, Agent or any Lender hereunder shall be paid in accordance with
Section 2.7 of the Participation Agreement.
         SECTION 3.4. Late Payment. If any Periodic Rent shall not be paid when due, Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf or for the account of Lessor, any Lender, Agent or any other Indemnitee is not paid when due, Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate on such overdue amount from and including the due date (not taking into account any grace period) thereof to but excluding the Business Day of payment thereof.
         SECTION 3.5. Quiet Enjoyment. Subject to the rights of Lessor contained in Article X and the other terms of the Operative Documents to which Lessee is a party, Lessee shall peaceably and quietly have, hold and enjoy the Equipment for the Lease Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the Advance Date. Such right of quiet enjoyment is independent of, and shall not affect Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.
         SECTION 3.6. Net Lease; No Setoff, etc. THIS LEASE SHALL CONSTITUTE A NET LEASE AND, NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, IT IS INTENDED THAT PERIODIC RENT AND SUPPLEMENTAL RENT SHALL BE PAID WITHOUT COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE OF ANY KIND AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION OF ANY KIND, AND LESSEE'S OBLIGATION TO PAY ALL SUCH AMOUNTS, THROUGHOUT THE LEASE TERM IS ABSOLUTE AND UNCONDITIONAL. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law, by: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any item of Equipment, or any failure of any item of Equipment to comply with all Applicable Law, including any inability to use any item of Equipment by reason of such non-compliance; (b) any damage to, abandonment, loss, destruction, requisition, taking or contamination of or Release from any item of Equipment; (c) any restriction, prevention or curtailment of or interference with any use of any item of Equipment; (d) the attachment of any Lien of any third party to any item of Equipment; (e) any prohibition or restriction of or interference with Lessee's use of any or all of the Equipment by any Person; (f) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Agent or any Lender; (g) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent, any Lender

                                                                 LEASE AGREEMENT

or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent, any Lender or any other Person, or by any court, in any such proceeding; (h) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, Agent or any Lender; (i) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the transactions contemplated by the Operative Documents; (j) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (k) the impossibility of performance by Lessee, Lessor or both; (l) any action by any court, administrative agency or other Governmental Authority; (m) any restriction, prevention or curtailment of or any interference with the construction or any use of any item of Equipment; or (n) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Articles IV or X of this Lease, this Lease shall be noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Articles IV or X of this Lease, Lessee shall, unless prohibited by Applicable Law, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the determination of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Equipment, and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its obligations under any Operative Document.
         SECTION 3.7. No Bar. Notwithstanding the foregoing, nothing set forth herein shall bar, limit, preclude, prevent, stay or otherwise adversely affect Lessee's right or ability to bring and pursue any action for monetary damages against Lessor or any other Person for any breach or alleged breach of its obligations hereunder or under any other Operative Document.
         SECTION 3.8. Intent of the Parties. Lessor and Lessee further intend and agree that this Lease is also a conditional sales agreement and that, for the purpose of securing Lessee's obligations for the repayment of the Loans from Lessor and Lenders to Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by Lessee to Lessor, for the benefit of Lenders, of a security interest in all of Lessee's present and future right, title and interest in the Equipment, including but not limited to Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or


80
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                                                                 LEASE AGREEMENT

other property to secure such loans, effective on the date hereof, to have and to hold such interests in the Equipment unto Lessor, for the benefit of Lenders and their respective successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease and the other Operative Documents shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void;
(iii) the possession by Lessor or Lenders of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. Lessor and Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents and financing statements as may be necessary to ensure that the security interest in the Equipment created in accordance with this Lease will be deemed to be a perfected security interest with priority over all Liens, other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Lease Term.

                                   ARTICLE IV

                            POSSESSION AND SUBLEASING

         LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, SUBLEASE ANY OR ALL OF THE EQUIPMENT OR ASSIGN, TRANSFER OR ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED SUBLEASE, ASSIGNMENT, TRANSFER OR ENCUMBERING BY LESSEE SHALL BE NULL AND VOID, except as provided hereafter in this Article IV or pursuant to a transaction permitted under
Section 5.2 of the Participation Agreement. Lessee may, with Lessor's and Lenders' prior written consent, which shall not be unreasonably withheld or delayed, sublease or assign the Equipment as an integrated whole, if such sublease or assignment permitted by this Article IV (a "Sublease") (a) is expressly subject and subordinate to all of the provisions of this Lease and the rights and interests of Lessor and Lenders hereunder in respect of the Equipment covered by such Sublease upon the occurrence of an Event of Default thereunder or hereunder, (b) expressly requires the Equipment subject thereto to be returned as directed by Lessor or the Required Lenders upon notice to such assignee or sublessee that an Event of Default exists and (c) expressly prohibits any further sublease or assignment of the Equipment subject thereto. Lessee shall remain primarily liable for its obligations under this Lease notwithstanding the existence of any such Sublease. All of Lessee's right, title and interest in, to and under such Sublease shall be pledged by Lessee to Lessor, as collateral for Lessee's obligations under this Lease, and Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor or any Lender may reasonably request in order to create, perfect, preserve and protect Lessor's security interest in such Sublease. If so requested by Lessor or any Lender, Lessee shall, within 15 days after the execution of any such Sublease, deliver a conformed copy thereof to Lessor or such Lender.
                                    ARTICLE V

                                                                 LEASE AGREEMENT

                                LEASE TERMINATION

         SECTION 5.1. Early Termination. On any date after the first anniversary of the Lease Commencement Date, Lessee may, at its option, upon at least 30 days' advance written notice to Lessor, purchase all (but not less than all) of the Equipment for an amount equal to the sum of (i) accrued and unpaid Rent payable on or before such date, (ii) the Lease Balance (after giving effect to any payments pursuant to clause (i)), (iii) any Premium payable in respect of the Notes, and (iv) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Documents. On any date after and during the continuance of a Lease Event of Default due to one or more of the following only: (i) Lessee or Guarantor fails to have unrestricted Gaming Permits, (ii) Lessee is in default (subject to any applicable grace period) under any other indebtedness to any Person individually or in the aggregate equal to or greater than $1,000,000, or (iii) Carl Icahn shall cease to own, directly or indirectly, at least 51% of the voting stock of Parent on a fully diluted basis, Lessee may, at its option, upon at least three Business Days' advance written notice to Lessor, purchase all (but not less than all) of the Equipment for an amount equal to the sum of (i) accrued and unpaid Rent payable on or before such date, (ii) the Lease Balance (after giving effect to any payments pursuant to clause (i)), and (iii) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Documents.
         SECTION 5.2. Termination and Transfer. Upon payment in full in cash of all amounts then due and owing hereunder on the Lease Termination Date, Lessor shall release the Equipment then subject to the Lease on the Lease Termination Date from the Lien created by this Lease and transfer all of Lessor's right, title and interest thereto to Lessee ("AS IS-WHERE IS" and without any representations or warranties and with the disclaimers set forth in Section 6.1, except that such Equipment is free and clear of Lessor Liens), all at Lessee's sole cost and expense.
                                   ARTICLE VI

                     DISCLAIMER AND ASSIGNMENT OF WARRANTIES

         SECTION 6.1. Disclaimer of Warranties. The Equipment is let by Lessor "AS IS-WHERE IS" in its present or then condition, as the case may be, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Equipment, (c) any state of facts which a physical inspection might show, (d) all Applicable Law, and (e) any violations of Applicable Law which may exist at the commencement of the Lease Term or thereafter. Lessee has examined the Equipment (insofar as Lessor is concerned) and has found the same to be satisfactory. NEITHER LESSOR, AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO THE EQUIPMENT OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OR PARTICULAR PURPOSE OF THE SAME, OR ANY PART THEREOF, OR THE LACK OF INFRINGEMENT OF THE RIGHTS OF ANY PERSON, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT OR ANY PART THEREOF, AND NEITHER LESSOR,



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

                                                                 LEASE AGREEMENT


AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE EQUIPMENT, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS, except that Lessor hereby represents and warrants that the Equipment is and shall be free of Lessor Liens (such Lessor representation and warranty being made by (x) Trust Company with respect to any Lessor Liens attributable to Trust Company, and (y) Trustee with respect to any Lessor Liens attributable to Trustee). Lessee has been afforded full opportunity to inspect the Equipment, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor, Agent and Lenders, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article VI have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, Agent or Lenders, express or implied, with respect to the Equipment (or any interest therein), that may arise pursuant to any law now or hereafter in effect, or otherwise.
         SECTION 6.2. Assignment of Warranties. Lessor assigns to Lessee, to the extent assignable, all of its interest, if any, in any warranties, covenants and representations of any manufacturer or vendor of any item of Equipment; provided that such assignment shall be effective only when no Event of Default exists; and provided, further, that any action taken by Lessee by reason thereof shall be at the expense of Lessee and shall be consistent with Lessee's obligations pursuant to this Lease.


                                   ARTICLE VII

                MAINTENANCE AND REPAIR; ALTERATIONS AND ADDITIONS

         SECTION 7.1. Maintenance and Repair; Compliance with Law. Without limiting Lessee's obligations under Section 5.11 of the Participation Agreement, Lessee, at its own expense, shall at all times maintain the Equipment in good and safe order, operating condition and repair (ordinary wear and tear excepted), substantially in conformance with the maintenance and repair standards and procedures as are set forth in the manufacturers' manuals pertaining to the Equipment and as otherwise required to enforce claims against each vendor or manufacturer of each item of Equipment and in compliance in all material respects with Applicable Law and the standards imposed by insurance policies required to be maintained hereunder with respect to the Equipment, but in any event such Equipment shall be maintained at a standard that is no less than the standard used by Lessee for similar equipment it owns or leases.
         In addition, Lessee shall make all necessary or appropriate repairs, replacements, substitutions and modifications in respect of the Equipment (or any component thereof) which may be required to keep the Equipment in the condition required above.
         SECTION 7.2.  Alterations.
                  (a) If the Equipment, any item of Equipment or individual component thereof is required to be altered, added to, replaced, improved or modified in order to comply with Applicable Law (a "Required Alteration"), Lessee shall notify Lessor and diligently proceed to make such Required Alteration at its own expense.
                  (b) Lessee, at its own expense, may make any alteration, addition, replacement, improvement or modification to the Equipment or any item of Equipment (a


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

                                                                 LEASE AGREEMENT


"Permitted Alteration"), or remove any part that becomes worn out, broken or obsolete, if Lessee continues to be in compliance with Section 7.1 and such action, when completed, will be of such character as not to materially adversely affect (i) the current fair market value of the item of Equipment, (ii) the originally anticipated use or function thereof, as applicable, and (iii) the originally anticipated residual value of the item of Equipment. In addition, the Permitted Alteration shall not cause the item of Equipment to become suitable for use only by Lessee.
                  (c) All Alterations shall be completed in a commercially reasonable manner and shall not, when completed, violate the terms of any restriction, easement, condition, covenant or other matter affecting the Equipment.
                  (d) Neither Lessor nor Agent need inquire into or confirm that Alterations were made in conformity with these requirements.
         SECTION 7.3. Replacement and Substitution. Lessee may replace an item of Equipment subject to this Lease with a replacement item of equipment that meets the suitability standards set forth in Section 9.1(b). Lessee may request the replacement of an item of Equipment by delivery of a replacement notice to Lessor at least 20 days prior to the date of the proposed substitution. Upon a permitted substitution of equipment pursuant to this Section 7.3, Lessor shall execute and deliver to Lessee a bill of sale (without representations or warranties, except that the substituted item is free and clear of all Lessor Liens) and such other documents as may be required to release the substituted item from the terms of this Lease, all at Lessee's expense. Leased items of Equipment that have been substituted or replaced pursuant to this Section 7.3 shall become the property of Lessee, and title thereto shall automatically vest in Lessee upon such permitted substitution or replacement.
         SECTION 7.4. Removal. No Required Alteration may be removed or severed from the item of Equipment to which it is attached (unless no longer required by Applicable Law so long as clauses (i) and (iii) below are satisfied). A Permitted Alteration (or component thereof) may be removed by Lessee at its expense if (i) it is readily removable without causing material damage to the item of Equipment to which it is attached, (ii) the removal does not violate Applicable Law and (iii) no Default or Event of Default is continuing.
         SECTION 7.5. Maintenance and Repair Reports. Lessee shall keep maintenance and repair reports in sufficient detail, and as customary for owners or operators of casinos, to indicate the nature and date of major work done. Such reports shall be kept on file by Lessee at its offices during the Lease Term, and shall be made available to Lessor upon reasonable request. Lessee shall give notice to Lessor and Agent of any Condemnation or Casualty the cost to repair which is reasonably expected by Lessee to exceed $250,000, promptly after Lessee has knowledge thereof.

                                  ARTICLE VIII

                                       USE

         SECTION 8.1. Use. Without limiting Lessee's obligations under Section
5.17 of the Participation Agreement, Lessee shall use and operate the Equipment in compliance with any and all Applicable Law. Lessee shall procure and maintain in effect all licenses, registrations, certificates, permits, approvals and consents required by Applicable Law or any Governmental Authority in connection with the ownership, delivery, installation, use and operation of the Equipment. The Equipment will at all times be and remain in the possession and control of

                                                                 LEASE AGREEMENT


Lessee, subject, however, to Articles IV and X. The Equipment shall in no event be located outside of (i) the Resort without prior written notice to Lessor (and in no event shall any Equipment be located on any space leased from Strato-Retail LLC pursuant to the Strato-Retail Lease), (ii) the State of Nevada without prior written notice to Lessor and the taking (before such relocation) of all actions necessary to maintain the perfection of the security interest of Lessor and Agent therein, and (iii) the continental United States.
                                   ARTICLE IX

                        CASUALTY; REPLACEMENT; INSURANCE

         SECTION 9.1.  Casualty.
                  (a) If a Casualty occurs with respect to an item or items of Equipment, Lessee shall (i) give prompt written notice of such occurrence and the date thereof to Lessor and (ii) if such Casualty causes damage in an aggregate amount in excess of $250,000, either (A) replace such item or items of Equipment with respect to which the Casualty has occurred pursuant to the following provisions of Section 9.1(b) or (B) purchase such item or items of Equipment from Lessor, no later than the next Payment Date occurring at least 60 days after such Casualty (but in no event later than the Lease Termination
Date), at a purchase price equal to the Casualty Item Amount.
                  (b) If any item of Equipment is to be replaced, no later than the earlier of (i) 60 days after the occurrence of a Casualty or (ii) the Lease Termination Date, Lessee will substitute equipment meeting the suitability standards set forth in this Section 9.1(b) for the item of Equipment suffering the Casualty. To be suitable as a replacement, such replacement item of equipment must be of the same general type, year of construction (or a later year of construction), function, utility, state of repair and operating condition as the item of Equipment suffering the Casualty, must have a fair market value of not less than the fair market value (immediately preceding the Casualty assuming that such item of Equipment had been maintained in accordance with Article VII of the item of Equipment suffering the Casualty, and be free and clear of any Liens other than Permitted Liens. Lessee shall cause a Bill of Sale and a Certificate of Acceptance to be executed and delivered to Lessor in order to subject such replacement item of Equipment to this Lease, and upon such execution and delivery and the receipt by Lessor, Agent and Lenders of (i) a certificate of insurance in accordance with Section 9.4 evidencing Lessee's compliance with the insurance provisions of Section 9.3 with respect to such replacement item of Equipment, and (ii) an opinion of counsel to Lessor in form and substance reasonably satisfactory to the Agent and Lenders to the effect that properly prepared financing statements have been filed and recorded in all public offices where necessary to perfect the security interest of Lessor in the replacement item of equipment, that the description of the replacement item of equipment is adequate and that no other filing or recording or giving of notice with or to any other Governmental Authority is necessary to perfect Lessor's security interest in such replacement item of equipment. Such replacement item of equipment shall be deemed an item of Equipment for all purposes hereof.
                  (c) If no Event of Default exists and Lessee elects to replace any item of Equipment suffering a Casualty, Lessee shall be entitled to receive from Lessor the Casualty Recoveries with respect thereto, to be used to reimburse Lessee for the cost of replacement of such item of Equipment after Lessee fully applies the Casualty Recoveries properly received by


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                                                                 LEASE AGREEMENT


it in replacement of such item of Equipment pursuant to Section 9.1(d). Lessor, subject to the rights of any insurer insuring such item of Equipment as provided herein, shall execute and deliver to Lessee, or to its assignee or nominee, a quitclaim bill of sale (without representations or warranties except that such item of Equipment is free and clear of Lessor Liens) for such item of Equipment, and such other documents as may be required to release such item of Equipment from the terms of this Lease, in such form as may reasonably be requested by Lessee. All fees, costs and expenses relating to a substitution as described herein shall be borne by Lessee.
         (d) All Casualty Recoveries in excess of $250,000 in respect of a Casualty to any item of Equipment shall be paid directly to Lessor for deposit into an account in the name of Lessor (the "Account"), or if paid to Lessee, such excess funds shall be immediately paid by Lessee to Lessor. If an Event of Default exists, Lessor may retain all Casualty Recoveries as cash collateral or, if no Event of Default exists, Lessee shall be entitled to apply all Casualty Recoveries in accordance with Section 9.1(c), as applicable, and any balance remaining after compliance with Section 9.1(c), as the case may be, shall be retained by or returned to Lessee. Lessee shall not be entitled to any Casualty Recoveries in excess of $250,000 until it applies all amounts received in relation to such Casualty Recovery of less than or equal to such amount in repair or replacement of the affected item of Equipment. If Lessor receives Casualty Recoveries in an amount that is less than $250,000, so long as no Event of Default exists, Lessor shall promptly remit such funds to Lessee.
          SECTION 9.2. Non-Casualty Losses.
                  (a) If any item of Equipment suffers any condemnation, loss, physical harm or damage not constituting a Casualty (a "Non-Casualty Loss"), Lessee shall repair such item of Equipment.
                  (b) All Non-Casualty Recoveries in excess of $250,000 in respect of any Non-Casualty Loss to an item of Equipment (including any component thereof) shall be paid directly to Lessor for deposit into the Account. Non-Casualty Recoveries held by Lessor shall be disbursed by Lessor from the Account to Lessee from time to time (but no more frequently than twice per calendar month) to pay Lessee for the costs of repairing and rebuilding the affected portions of the Equipment as required under Section 9.2(a), subject to such reasonable disbursement conditions as Lessor may impose, including presentation of invoices and other supporting documentation reflecting such costs and delivery of Lien waivers; provided, however, Lessor shall have no obligation to disburse any Non-Casualty Recoveries out of the Account at any time that Lessor shall reasonably determine (i) that such Non-Casualty Recoveries are not sufficient to repair and rebuild the affected portions of the Equipment as required by Section 9.2(a) (unless additional funds which are, in the sole discretion of Lessor, sufficient to so repair and rebuild the affected portions of the Equipment have been deposited in the Account) or (ii) that Lessee is not diligently performing its obligations under Section 9.2(a). Notwithstanding the foregoing provisions of this Section 9.2(b), and provided no Event of Default exists, if the aggregate amount of Non-Casualty Recoveries attributable to any Non-Casualty Loss is $250,000 or less, Lessee may receive such Non-Casualty Recoveries directly, without delivery to Lessor, provided such Non-Casualty Recoveries are applied in accordance with the requirements of
Section 9.2(a). If Lessor receives Non-Casualty Recoveries in an amount that is less than $250,000, so long as no Event of Default exists, Lessor shall promptly remit such funds to Lessee. Notwithstanding any Non-Casualty Loss, all of Lessee's obligations under this Lease (including its obligation to make all payments of Rent as they become due) shall continue


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unabated and in full force and effect as provided in this Lease.
         SECTION 9.3. Required Coverage. Lessee will keep the Equipment insured by financially sound and reputable insurers against loss or damage of the kinds and in the amounts customarily insured against by similar corporations engaged in similar operations and carry such other insurance as is usually carried by such corporations, provided that in any event Lessee will maintain:
                  (a) Casualty Insurance. Insurance against all risks of loss or damage with respect to the Equipment with deductibles and in such minimum amounts as are consistent with industry standards; provided, however, that at no time shall the amount of coverage be less than the greater of the full replacement value of the Equipment or 110% of the then outstanding Lease Balance.
                  (b) Comprehensive General Liability Insurance. Combined single limit insurance against claims for bodily injury, death or third party property damage occurring on, in or about the Equipment in an amount at least equal to $25,000,000 per occurrence with such deductibles as are carried by similarly situated companies involved in operating similar equipment.
                  (c) Property Insurance. Insurance against loss or damage covering the Equipment or any portion thereof by reason of any peril in an amount and with such deductibles as are carried by companies similar to Lessee owning or leasing equipment similar to the Equipment; provided, however, that at no time shall the amount of such coverage be less than the greater of the full replacement value of the Equipment or 110% of the then outstanding Lease Balance.
                  (d) Other Insurance. Such other insurance including workmen's compensation and business interruption insurance, in each case as generally carried by owners of similar equipment in the State of Nevada, in such amounts and against such risks as are then customary for equipment similar in use. Lessee may elect to self-insure for workmen's compensation coverage provided such insurance is obtained and maintained in accordance with all Applicable Law of the State of Nevada.
Such insurance shall be written by reputable insurance companies that are financially sound and Solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. In the case of liability insurance maintained by Lessee, each policy shall name Trust Company, Agent, Lessor and Lenders as additional insureds. In the case of casualty and property insurance maintained by Lessee, each policy shall name Agent as sole loss payee. Each policy referred to in this Section 9.3 shall provide that: (i) it will not be cancelled or its limits reduced or otherwise modified, or allowed to lapse without renewal, except after not less than 30 days' prior written notice to each additional insured; (ii) the interests of Trust Company, Agent, Lessor and Lenders shall not be invalidated by any act or negligence of Lessee or any person having an interest in the Resort, or any item of Equipment; (iii) such insurance is primary with respect to any other insurance carried by or available to Trust Company, Agent, Lessor and Lenders;
(iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Trust Company, Agent, Lessor or Lenders; and (v) such policy shall contain a cross-liability clause providing for coverage of Trust Company, Agent, Lessor and each Lender as if separate policies had been issued to each of them. Lessee will notify Trustee and Agent promptly of any policy cancellation, reduction in policy limits, modification or amendment.

         SECTION 9.4. Delivery of Insurance Certificates. On or before the Closing Date and


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                                                                 LEASE AGREEMENT


thereafter not less than 30 days prior to the expiration date of the expiring policies which are required to be maintained pursuant to Section 9.3 and upon written request of Lessor or Agent after a Lease Event of Default, Lessee shall deliver to Trustee and Agent certificates of insurance satisfactory to Trustee and Agent evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.
                                    ARTICLE X

                             LEASE EVENTS OF DEFAULT

         SECTION 10.1. Lease Events of Default. The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute a "Lease Event of Default":
                  (a) any payment of Rent or any other payment payable by Lessee hereunder or under any other Operative Document shall not be paid when due and such failure shall continue unremedied for a period of 3 Business Days;
                  (b) any representation or warranty on the part of Lessee or Guarantor contained in any Operative Document or in any certificate, letter or other writing or instrument furnished or delivered to Lessor, Agent or any Lender or pursuant thereto, shall at any time prove to have been incorrect in any material respect when made, deemed made or reaffirmed, as the case may be;
                  (c) Parent shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 5.2 of the Participation Agreement, or the Guaranty;
                  (d) Lessee shall default in any material respect in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 9.3;
                  (e) Lessee or Parent shall default in any material respect in the performance or observance of any other term, covenant, condition or agreement on their part to be performed or observed hereunder or under any Operative Document (and not constituting a Lease Event of Default under any other clause of this Section 10.1), and such default shall continue unremedied for a period of 30 days after: (i) written notice thereof by Lessor, Agent or any Lender to Lessee or Guarantor; or (ii) Lessee or Parent has knowledge thereof;
                  (f) (i) Lessee, Guarantor or any Subsidiary that is a sublessee, assignee or transferee of any Equipment shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee,


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                                                                 LEASE AGREEMENT

custodian or liquidator for itself or a substantial portion of its property, assets or business; or (ii) corporate action shall be taken by Lessee, Guarantor or any Subsidiary that is a sublessee, assignee or transferee of any Equipment for the purpose of effectuating any of the foregoing;
                  (g) involuntary proceedings or an involuntary petition shall be commenced or filed against Lessee, Guarantor or any Subsidiary that is a sublessee, assignee or transferee of any Equipment under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of Lessee, Guarantor or any Subsidiary that is a sublessee, assignee or transferee of any Equipment or the appointment of a receiver, trustee, custodian or liquidator for Lessee, Guarantor or any Subsidiary that is a sublease, assignee or transferee of any Equipment or of a substantial part of the property, assets or business of Lessee, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of Lessee, Guarantor or any Subsidiary that is a sublease, assignee or transferee of any Equipment, and such proceedings or petition shall not be dismissed or stayed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be;
                  (h) a Plan shall fail to maintain the minimum funding standard required by Section 412(d) of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is or shall have been terminated or the subject of termination proceedings under ERISA, or the Lessee or an ERISA Affiliate has incurred a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events a Material Adverse Effect;
                  (i) any Operative Document or any Lien granted under any Operative Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Lessee, or Guarantor, as the case may be; or Lessee, any Guarantor, or any Affiliate of any of them shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or the Liens securing Lessee's or Trustee's obligations under the Operative Documents shall, in whole or in part, cease to be a perfected first priority Lien, subject only to Permitted Liens;
                  (j) (A) any default (subject to any applicable grace period) occurs as to any other indebtedness to Agent or any Lender or (B) any default (subject to any applicable grace period) occurs as to any other indebtedness to any Person individually or in the aggregate equal to or greater than $1,000,000, in either case under which Parent or Lessee may be obligated as borrower or guarantor;
                  (k) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Parent or Lessee and such judgment or judgments (to the extent not covered by insurance provided by a recognized insurance carrier) remain undischarged for a period (during which execution shall not be effectively stayed) of 30 days, provided that the aggregate of all such judgments exceeds $5,000,000;
                  (l) there has occurred any revocation, suspension or loss of any Gaming Permit of Lessee or Parent (after the same shall have been obtained) which results in the cessation of gaming business at the Casino or any other gaming location of Lessee for a period of more than five consecutive days;
                  (m)  [not used]


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                                                                 LEASE AGREEMENT


                  (n) there shall have occurred a Change of Control.
          SECTION 10.2. Remedies. If any Lease Event of Default exists and is continuing, Lessor shall have the rights, options and remedies of a secured party at law and in equity and, without limiting the foregoing, subject to Applicable Law, Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Lease Event of Default:
                  (a) Lessor may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; or
                  (b) Lessor may by notice in writing to Lessee terminate this Lease, but Lessee shall remain liable as hereinafter provided; and Lessor may, at its option, do any one or more of the following: (i) declare the Lease Balance, all accrued but unpaid Rent (to the extent of the accrued unpaid interest on the Notes), all other amounts then payable by Lessee under this Lease and the other Operative Documents to be immediately due and payable, and recover any other damages and expenses (including the costs and expenses described in Sections 7.1 and 9.8 of the Participation Agreement) in addition thereto which Lessor shall have sustained by reason of such Lease Event of Default; (ii) enforce the Lien given hereunder pursuant to the UCC or any other law; and (iii) enter upon the premises where any item of Equipment may be and either remove such Equipment (or any portion thereof), with any damage to the improvements upon which the Equipment may be attached to be borne by Lessee, or take possession of the Equipment; or
                  (c) Lessor may require Lessee immediately to purchase the Equipment (or the remaining portion thereof) in accordance with the provisions of Section 5.1. Amounts received by Lessor from the Account will be applied against Lessee's liabilities hereunder. If, pursuant to the exercise by Lessor of its remedies pursuant to this Section 10.2, the Lease Balance and all other amounts due and owing from Lessee under this Lease and the other Operative Documents have been paid in full, then Lessor shall remit to Lessee any excess amounts received by Lessor.

         SECTION 10.3. Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 10.2, Lessee waives, to the fullest extent permitted by law, (a) any notice of the institution of legal proceedings to obtain possession; (b) any right of redemption or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article X.
         SECTION 10.4. Power of Attorney. Lessee unconditionally and irrevocably appoints Lessor as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Law, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if a Lease Event of Default occurs, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Lease on the records of any Governmental Authority) and other proper instruments as Lessor may reasonably consider necessary or appropriate. Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof. If requested by Lessor or any purchaser, Lessee shall ratify and confirm any such lawful sale, assignment,


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                                                                 LEASE AGREEMENT

transfer or delivery by executing and delivering to Lessor or such purchaser, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.
         SECTION 10.5. Remedies Cumulative: No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. To the extent permitted by Applicable Law, Lessee hereby waives any rights now or hereafter conferred by statute otherwise that may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages upon the occurrence of a Lease Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article X.
                                   ARTICLE XI

                                   [NOT USED]

                                   ARTICLE XII

                                   ASSIGNMENTS

         All or any of the right, title or interest and obligations of Lessor in and to this Lease and the rights, benefits, advantages and obligations of Lessor hereunder, including the right to receive payment of rental or any other payment hereunder, and the right, title and interest in and to the Equipment, may be assigned or transferred by Lessor only in accordance with the provisions set forth in the Trust Agreement.
                                  ARTICLE XIII

                           GRANT OF SECURITY INTEREST

         SECTION 13.1. Grant of Security Interest. Title to the Equipment is held by Lessor as collateral security for the obligations of Lessee hereunder and under the Operative Documents to which it is a party until such time as Lessee has fulfilled all of its obligations hereunder and under such Operative Documents. Lessee hereby assigns, grants and pledges to Lessor and Lenders a security interest and Lien in (a) the Equipment, (b) all of Lessee's right, title and


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                                                                 LEASE AGREEMENT


interest, whether now or hereafter existing or acquired, in, to and under each of the items, accounts, agreements listed in Section 2.1 of the Security Agreement, and (c) the proceeds thereof (collectively, the "Lessee Collateral"), to secure the payment of all sums due hereunder and under the Operative Documents to which it is a party and the performance of all obligations hereunder and the other Operative Documents to which it is a party.
         SECTION 13.2. Retention of Title or Proceeds in the Case of Default. If Lessee would be entitled to any amount (including any Casualty Recoveries [or Non-Casualty Recoveries]) or title to any item of Equipment hereunder but for the existence of any Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default, Lessor shall hold such amount or portion of the item of Equipment as part of the Lessee Collateral and shall be entitled to apply such amounts against any amounts due hereunder; provided that Lessor shall distribute such amount or transfer the Equipment in accordance with the other terms of this Lease if and when no Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default exists.
                                   ARTICLE XIV

                                  MISCELLANEOUS

         SECTION 14.1. Governing Law. THIS LEASE HAS BEEN DELIVERED IN THE STATE OF NEVADA AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA, BUT WITHOUT REGARD TO THE CONFLICT OF LAWS RULES OF SUCH STATE.
         SECTION 14.2. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement.
         SECTION 14.3. Counterpart. This Lease has been executed in several counterparts. One counterpart has been prominently marked "Lessor's Copy" and the other counterparts have been prominently marked "Lessee's Copy" or "Copy." Only the counterpart marked "Lessor's Copy" shall be deemed to be an original or to be chattel paper for purposes of the UCC, and such copy shall be held by Lessor or Agent.
         SECTION 14.4. Severability. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under Applicable Law; but if any provision of this Lease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.
         SECTION 14.5. Successors and Assigns. This Lease shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
         SECTION 14.6. Parties in Interest. Except as expressly provided herein, none of the provisions of this Lease is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns; provided that each of Lessor and Lessee agrees that the Lenders shall benefit from all of the provisions of this Lease applicable to them.
         SECTION 14.7. Limitation of Liability. It is expressly understood and agreed by the


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                                                                 LEASE AGREEMENT


parties hereto that (a) this Lease is executed and delivered by Trust Company, not individually or personally but solely as Trustee of the Trust, as Lessor, in the exercise of the power and authority conferred and vested in it under the Trust Agreement; (b) each of the representations, undertakings and agreements herein made on the part of Lessor is made and intended not as personal representations, undertakings and agreements by but is made and intended for the purpose for binding only Lessor; (c) nothing herein contained shall be construed as creating any liability on Trust Company, individually or personally to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any other Person claiming by, through or under this Lease; and (d) under no circumstances shall Trust Company be personally liable for the payment of any indebtedness or expenses of Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Lessor under this Lease or any of the other Operative Documents; provided that Trust Company shall be liable in its individual capacity for its own willful misconduct or gross negligence (or negligence in the handling of funds) or for any Taxes based in or measured by any fees, commission or compensation received by it for acting as Trustee.
         SECTION 14.8. Captions; Table of Contents. Section captions and the table of contents used in this Lease (including the Schedules, Exhibits and Annexes hereto) are for convenience of reference only and shall not affect the construction of this Lease.
         SECTION 14.9. Schedules and Exhibits. The Schedules and Exhibits hereto, along with all attachments referenced in any of such items, are incorporated herein by reference and made a part hereof.


                           [Signature page to follow]



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                                                                 LEASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                           FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity, except as expressly stated herein, but solely as Trustee and as Lessor

                           By: ______________________________________
                           Name Printed:
                           Title:











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

                                                                 LEASE AGREEMENT


                           STRATOSPHERE GAMING CORP.,
                           as Lessee

                           By: ______________________________________
                           Name Printed:  Thomas A. Lettero
                           Title:   Vice President - Administration
                                    Chief Financial Officer

















95